EXHIBIT 32.1

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen B. Oresman, the Chief Executive Officer of Technology Solutions Company, certify that:

(i)	The Form 10-K for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Form 10-K for the year ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Technology Solutions Company.

Date: March 19, 2004	By:	/s/ STEPHEN B. ORESMAN
Stephen B. Oresman
Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Technology Solutions Company and will be retained by Technology Solutions Company and furnished to the Securities and Exchange Commission or its staff upon request.